AMG FUNDS III

AMG Managers Bond Fund

Supplement dated August 26, 2016 to the

Summary Prospectus, dated May 1, 2016, as revised July 28, 2016

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG Managers Bond Fund (the “Fund”) dated as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated May 1, 2016, as supplemented July 28, 2016 and August 26, 2016, are incorporated by reference into this summary prospectus.

The Fund’s Board of Trustees approved management’s proposals to change certain fees paid by the Fund effective as of October 1, 2016. Management’s proposals are designed to implement consistent fee structures across the AMG Funds and Aston Funds complex of funds, in connection with the planned integration of the AMG Funds and Aston Funds fund families in October. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. More information about the fee changes is provided below.

The Board approved management’s proposals to change certain fees paid by the Fund, reducing the administrative fee while authorizing Institutional Class shares of the Fund to pay a shareholder servicing fee and increasing the shareholder servicing fees paid by Service Class shares of the Fund. These changes do not increase the overall fees incurred by shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST355